UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020 (October 28, 2020)

Oaktree Strategic Income Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-01013	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 28, 2020, Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Lion Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OCSL (“Merger Sub”), and, solely for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSI and OCSL. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into OCSI, with OCSI continuing as the surviving company and as a wholly-owned subsidiary of OCSL (the “Merger”) and, immediately thereafter, OCSI will merge with and into OCSL, with OCSL continuing as the surviving company (together with the Merger, the “Mergers”). The boards of directors of both OCSI and OCSL, including all of the respective independent directors, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprised solely of certain independent directors of OCSI or OCSL, as applicable, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

At the Effective Time, each share of common stock, par value $0.01 per share, of OCSI (“OCSI Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by OCSL or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OCSL (“OCSL Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of OCSI and OCSL will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to OCSI, the “Closing OCSI Net Asset Value” and such calculation with respect to OCSL, the “Closing OCSL Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “OCSI Per Share NAV”, which will be equal to (i) the Closing OCSI Net Asset Value divided by (ii) the number of shares of OCSI Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “OCSL Per Share NAV”, which will be equal to (A) the Closing OCSL Net Asset Value divided by (B) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

OCSI and OCSL will update and redeliver the Closing OCSI Net Asset Value or the Closing OCSL Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of OCSI, OCSL and Oaktree Fund Advisors, LLC. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of OCSI’s and OCSL’s businesses during the period prior to the closing of the Mergers. OCSI and OCSL have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of OCSI’s and OCSL’s stockholders, respectively, and have agreed to recommend that the stockholders approve the applicable proposals.

The Merger Agreement provides that each of OCSI and OCSL may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the OCSI board of directors may, subject to certain conditions and in some instances payment by the party submitting the superior proposal of a termination fee of approximately $5.7 million, change its recommendation to the stockholders of OCSI, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the OCSI Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with the OCSI’s directors exercise of their fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by OCSL). In addition, the OCSL board of directors may, subject to certain conditions and in some instances payment by the party submitting the superior proposal of a termination fee of approximately $20.0 million, change its recommendation to the stockholders of OCSL, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the OCSL Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and financial advisors, that the failure to take such action would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by OCSI).

Conditions to the Mergers

Consummation of the Mergers, which is currently anticipated to occur during the first half of calendar year 2021, is subject to certain closing conditions, including (1) requisite approvals of OCSI’s and OCSL’s stockholders, (2) authorization of the shares of OCSL common stock to be issued as consideration in the Mergers for listing on the Nasdaq Global Select Market, (3) effectiveness of the registration statement for the OCSL common stock to be issued as consideration in the Mergers, (4) the absence of certain legal impediments to the consummation of the Mergers, (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (6) determinations of closing NAV in accordance with the terms of the Merger Agreement and (7) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement.

Termination

The Merger Agreement also contains certain termination rights in favor of OCSI and OCSL, including if the Mergers are not completed on or before July 28, 2021 or if the requisite approvals of OCSI or OCSL stockholders are not obtained. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, a third party acquiring OCSI may be required to pay OCSL a termination fee of approximately $5.7 million. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, a third party acquiring OCSL may be required to pay OCSI a termination fee of approximately $20.0 million.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Citibank Facility Amendment

On October 27, 2020, OCSI Senior Funding II LLC (“Funding II”), a wholly owned subsidiary of OCSI, entered into an amendment (the “Citibank Credit Facility Amendment”) to the documents governing Funding II’s amended and restated loan and security agreement (as amended, the “Citibank Credit Facility”) with OCSI, as collateral manager and seller, each of the lenders from time to time party thereto, Citibank, N.A., as administrative agent, and Wells Fargo Bank, National Association, as collateral agent.

The Citibank Credit Facility Amendment provides that (1) consummation of the Mergers will not cause a change of control under the Citibank Credit Facility or violate the no merger covenant in the Citibank Credit Facility and (2) OCSL will become the collateral manager under the Citibank Credit Facility upon closing of the Mergers. The other material terms of the Citibank Credit Facility were unchanged.

The description above is only a summary of the material provisions of the Citibank Credit Facility Amendment and is qualified in its entirety by reference to the Citibank Credit Facility Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Deutsche Bank Facility Amendment

On October 27, 2020, OCSI Senior Funding Ltd. (“Funding”), a wholly owned subsidiary of OCSI, entered into an amendment (the “DB Credit Facility Amendment”) to the documents governing Funding’s loan financing and servicing agreement (as amended, the “Deutsche Bank Facility”) with OCSI, as equityholder and servicer, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, and the other agents parties thereto and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

The DB Credit Facility Amendment provides that consummation of the Mergers will not cause a change of control under the Deutsche Bank Facility or violate the no merger covenant in the Deutsche Bank Facility. The other material terms of the Deutsche Bank Facility were unchanged.

The description above is only a summary of the material provisions of the DB Credit Facility Amendment and is qualified in its entirety by reference to the DB Credit Facility Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On October 29, 2020, OCSI and OCSL issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

On October 29, 2020, OCSI and OCSL provided an investor presentation in connection with entry into the Merger Agreement. A copy of the investor presentation is furnished herewith as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and is not deemed “filed” by OCSL for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition or the Mergers. The forward-looking statements may include statements as to: future operating results of OCSI and OCSL and distribution projections; business prospects of OCSI and OCSL and the prospects of their portfolio companies; and the impact of the investments that OCSI and OCSL expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of OCSI and OCSL stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) risks associated with possible disruption in the operations of OCSI and OCSL or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in OCSI’s and OCSL’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in OCSI’s and OCSL’s publicly disseminated documents and filings. OCSI and OCSL have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OCSI and OCSL undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OCSI and OCSL in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, OCSI and OCSL plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and OCSL plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of OCSL. The Joint Proxy Statement and the Registration Statement will each contain important information about OCSI, OCSL, the Mergers and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF OCSI AND OCSL ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCSI, OCSL, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by OCSI, from OCSI’s website at http://www.oaktreestrategicincome.com and, for documents filed by OCSL, from OCSL’s website at http://www.oaktreespecialtylending.com.

Participants in the Solicitation

OCSI, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSI is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on January 13, 2020. OCSL, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSL is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on January 13, 2020. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OCSI and OCSL stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This current report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in OCSI, OCSL or in any fund or other investment vehicle managed by Oaktree Fund Advisors, LLC or any of its affiliates.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger among Oaktree Strategic Income Corporation, Oaktree Specialty Lending Corporation, Lion Merger Sub, Inc. and Oaktree Fund Advisors LLC (for the limited purposes set forth therein), dated as of October 28, 2020.

10.1	Fifth Amendment to the Amended and Restated Loan and Security Agreement by and among Oaktree Strategic Income Corporation, as collateral manager, OCSI Senior Funding II LLC, as borrower, and Citibank, N.A., as administrative agent and sole lender, dated as of October 27, 2020.

10.2	Amendment No. 7 to Loan Financing and Servicing Agreement, dated as of October 27, 2020, among OCSI Senior Funding Ltd., as borrower, Oaktree Strategic Income Corporation, as servicer, and Deutsche Bank AG, New York Branch, as facility agent and as a committed lender.

99.1	Joint press release of Oaktree Strategic Income Corporation and Oaktree Specialty Lending Corporation, dated as of October 29, 2020.

99.2	Joint investor presentation of Oaktree Strategic Income Corporation and Oaktree Specialty Lending Corporation, dated as of October 29, 2020.

*

Exhibits and schedules to Exhibit 2.1 have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME CORPORATION

Date: October 29, 2020	By:	/s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer and Treasurer